Sentinel Funds Sustainable Emerging Companies Fund Sustainable Core Opportunities Fund Class A and Class C

Supplement dated May 14, 2008 to the Prospectus dated April 4, 2008

The table on page 5 comparing the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Sustainable Core Opportunities Fund, the average annual return after taxes on distributions for the Class A shares of the Sustainable Core Opportunities and the average annual total return after taxes on distributions and redemption for Class A shares of the Sustainable Core Opportunities is deleted and replaced with the following:

For the periods ended	Past One	Past 5 Past 10
December 31, 2007[1]	Year	Years	Years
Return Before Taxes: Class A	1.76	13.62	6.40
Return After Taxes on Distributions: Class A	1.72	13.60	5.10
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	1.20	11.97	4.83
Return Before Taxes: Class C	5.01	13.87	6.30
Standard & Poor’s 500 Index[2]	5.49	12.83	5.91
Russell 1000 Index[3]	5.77	13.43	6.20

[1]	Performance for the Fund (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares.

[2]	The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization.

Effective May 14, 2008 the paragraph contained on page 21 in regard to Foreign Addresses is deleted and replaced with the following:

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.

SF0973(0508)

Cat. No. 50813